[LETTERHEAD OF T R FINANCIAL CORP.]

                                                             T R FINANCIAL CORP.
                                                            1122 FRANKLIN AVENUE
                                                          GARDEN CITY, NY  11530
                                                                  (516) 742-9300
--------------------------------------------------------------------------------


Dear Participant:

         As of March 5, 1997, the T R Financial Corp. (the "Company") Employee Stock Ownership Plan (the "ESOP") held 1,058,969 shares of common stock of the Company for the benefit of the employees of Roosevelt Savings Bank. As a participant in the ESOP, you may direct the voting of shares of the Company's common stock allocated to your account in the ESOP.

         The Board of Directors is forwarding the enclosed Vote Authorization Form so that you may convey your voting instructions to State Street Bank and Trust Company, the trustee of the ESOP ("State Street" or the "Trustee").

         The Administrative Committee of the Board of Directors is responsible for the overall administration of the ESOP. The Employee Benefits Committee of the Bank is responsible for the day-to-day administration of the ESOP. State Street, an unrelated corporate trustee, has been appointed as Trustee for the ESOP. The Trustee will vote those shares of the Company's stock held in the ESOP that have been allocated to participants' accounts in accordance with instructions received from the participants. The unallocated shares held in the ESOP will be voted proportionately to participants' voting instructions, so long as such vote is in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended.

         Shares allocated to your account will be voted as indicated on the enclosed Vote Authorization Form. In order to direct the voting of the shares allocated to your account, you must complete, sign and date the enclosed Vote Authorization Form and return it in the accompanying postage-paid envelope. Your Vote Authorization Form must be received no later than April 10, 1997. Your vote will not be revealed to the Company.

         Your vote will be tallied and reported to the Trustee by Boston Financial Data Services and then the Trustee will vote the number of shares in the ESOP for which it has received voting instructions. The Trustee shall vote
(a) any shares which have been allocated to participants' accounts for which no written instructions have been received and (b) any unallocated shares in the ESOP in the same proportion as shares for which instructions have been received.



                                       The Board of Directors

   T R FINANCIAL CORP.
EMPLOYEE STOCK OWNERSHIP PLAN
   VOTE AUTHORIZATION FORM

I acknowledge that State Street Bank and Trust Company is the trustee (the "Trustee") and holder of record of shares of T R Financial Corp. (the "Company") common stock under the T R Financial Corp. Employee Stock Ownership Plan (the "ESOP"). I understand that the above-stated number of shares allocated to my account under the ESOP, as of March 5, 1997, will be voted as indicated below. The unallocated shares and any allocated shares for which no instructions are received held in the ESOP will be voted proportionately to participants' voting instructions. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the 1997 Annual Meeting of Stockholders to be held on April 21, 1997 or any adjournment or postponement thereof.

     I hereby direct the Trustee to vote my shares as follows:
                                                Please mark your votes like this
                                                /X/     in blue or black ink

1. Election of Directors for a three-year term.     FOR ALL NOMINEES      WITHHOLD FOR ALL
   Nominees:  John M. Tsimbinos                   (except as otherwise      NOMINEES
              Edward J. Kowatch                     indicated)
              James E. Orr, Jr.
              Spiros J. Voutsinas                      / /                      / /


--------------------------------------------------------------------------------
   INSTRUCTION: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee's name in the space provided below:



2. Ratification of the Appointment of KPMG           FOR                AGAINST             ABSTAIN
   Peat Marwick LLP as independent auditors
   for the Company.                                  / /                 / /                / /
---------------------------------------------------------------------------------------------------


3. Approval of the Amended and Restated             FOR                AGAINST             ABSTAIN
   T R Financial Corp. 1993 Incentive Stock
   Option Plan.                                     / /                 / /                / /
--------------------------------------------------------------------------------------------------


4. Approval of the Roosevelt Savings Bank           FOR               AGAINST              ABSTAIN
   Performance Compensation Plan.                   / /                 / /                / /
--------------------------------------------------------------------------------------------------


                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
       "FOR ALL NOMINEES" IN PROPOSAL 1 AND "FOR" IN PROPOSALS 2, 3 AND 4.

The Trustee of the ESOP, State Street Bank and Trust Company, is hereby authorized to vote my shares as indicated above. I understand that if I sign this form without indicating specific instructions, or if I fail to return this form, my shares will be voted in proportion to the voting instructions of the other participants, subject to the Trustee's determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. I understand that my voting instructions will be confidential.

_____________________              ___________________________________________
Date                               Signature

PLEASE COMPLETE, SIGN, DATE AND SUBMIT THIS FORM TO BOSTON FINANCIAL DATA SERVICES, PROXY SERVICES, PO BOX 9261, BOSTON, MASSACHUSETTS 02205-8524, IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. YOUR VOTE AUTHORIZATION FORM MUST BE RECEIVED NO LATER THAN APRIL 10, 1997.

[LETTERHEAD OF T R FINANCIAL  CORP.]

                                                            T R FINANCIAL  CORP.
                                                            1122 FRANKLIN AVENUE
                                                          GARDEN CITY, NY  11530
                                                                  (516) 742-9300
--------------------------------------------------------------------------------



Dear Participant:

         As of March 5, 1997, 31,653 shares of common stock of T R Financial Corp. (the "Company") were held by the Roosevelt Savings Bank Recognition and Retention Plan for Officers (the "Plan"). As a participant in the Plan, you may direct the voting of shares of the Company's common stock awarded to you under the Plan and held by the Plan trustee, Marine Midland Bank (the "Trustee").

         Marine Midland Bank, an unrelated corporate trustee, has been appointed Trustee for the Plan. The Trustee will vote those shares of the Company's common stock that have been awarded to participants and are held in the Plan Trust in accordance with instructions received from the participants. Shares held in the Plan Trust that have not been awarded, if any, or for which no instructions are received, will be voted in the same proportion as shares for which instructions have been received.

         The Board of Directors is forwarding the enclosed Vote Authorization Form so that you may convey your voting instructions to the Trustee. In order to direct the voting of shares awarded to you, you must complete, sign and date the enclosed Vote Authorization Form and return it in the accompanying postage-paid envelope. Your Vote Authorization Form must be received no later than April 10, 1997. Your vote will not be revealed to the Company.

         Your vote will be tallied and then the Trustee will vote the number of shares in the Plan Trust for which it has received voting instructions. The Trustee shall vote (a) any shares which have been awarded to participants for which no written instructions have been received and (b) any shares in the Plan that have not been awarded in the same proportion as shares for which instructions have been received.





                                       The Board of Directors

   ROOSEVELT SAVINGS BANK
RECOGNITION AND RETENTION PLAN
   FOR OFFICERS

VOTE AUTHORIZATION FORM

I acknowledge that Marine Midland Bank is the trustee (the "Trustee") and holder of record of shares of T R Financial Corp. (the "Company") common stock under the Roosevelt Savings Bank Recognition and Retention Plan For Officers (the "Plan"). I understand that the above-stated number of Plan shares, although awarded to me under the Plan, have not yet been earned. I further understand that although said shares remain unearned, I am permitted to vote such shares. I have been advised that my voting instructions are solicited on behalf of the Company's Board of Directors in connection with the 1997 Annual Meeting of Stockholders to be held on April 21, 1997 or any adjournment or postponement thereof.


     I hereby direct the Trustee to vote my shares as follows:
                                                Please mark your votes like this
                                                /X/     in blue or black ink

1. Election of Directors for a three-year term.     FOR ALL NOMINEES      WITHHOLD FOR ALL
   Nominees:  John M. Tsimbinos                   (except as otherwise      NOMINEES
              Edward J. Kowatch                     indicated)
              James E. Orr, Jr.
              Spiros J. Voutsinas                      / /                      / /


--------------------------------------------------------------------------------
   INSTRUCTION: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee's name in the space provided below:



2. Ratification of the Appointment of KPMG           FOR                AGAINST             ABSTAIN
   Peat Marwick LLP as independent auditors
   for the Company.                                  / /                 / /                / /
---------------------------------------------------------------------------------------------------


3. Approval of the Amended and Restated             FOR                AGAINST             ABSTAIN
   T R Financial Corp. 1993 Incentive Stock
   Option Plan.                                     / /                 / /                / /
--------------------------------------------------------------------------------------------------


4. Approval of the Roosevelt Savings Bank           FOR               AGAINST              ABSTAIN
   Performance Compensation Plan.                   / /                 / /                / /
--------------------------------------------------------------------------------------------------

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
       "FOR ALL NOMINEES" IN PROPOSAL 1 AND "FOR" IN PROPOSALS 2, 3 AND 4.

The Trustee of the Plan, Marine Midland Bank, is hereby authorized to vote my Plan shares as indicated above. I understand that if I sign this form without indicating specific instructions, or if I fail to return this form, my Plan shares will be voted in the same proportion as Plan shares which have been awarded and voted. I understand that my voting instructions will be confidential.


_____________________              ___________________________________________
Date                               Signature

PLEASE COMPLETE, SIGN, DATE AND SUBMIT THIS FORM TO MARINE MIDLAND BANK, PO BOX 4216, BUFFALO, NEW YORK 14240-9811, IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. YOUR VOTE AUTHORIZATION FORM MUST BE RECEIVED NO LATER THAN APRIL 10, 1997.

[LETTERHEAD OF T R FINANCIAL  CORP.]

                                                            T R FINANCIAL  CORP.
                                                            1122 FRANKLIN AVENUE
                                                          GARDEN CITY, NY  11530
                                                                  (516) 742-9300
--------------------------------------------------------------------------------



Dear Participant:

         Shares of common stock of T R Financial Corp. (the "Company") are held by the Roosevelt Savings Bank Salary Reduction Plan in RSI Retirement Trust, also known as the 401(k) Plan (the "401(k) Plan"). Such shares are held in the Employer Stock Fund ("Fund G"). As a participant in the 401(k) Plan with an interest in Fund G, you may direct the voting of a proportion of the shares of the Company's common stock held in Fund G of the 401(k) Plan.

         Marine Midland Bank, an unrelated corporate trustee, has been appointed trustee (the "Trustee") for said Fund G. The Trustee will vote those shares of the Company's common stock held in the 401(k) Plan in accordance with instructions received from the participants.

         The Board of Directors is forwarding the enclosed Vote Authorization Form so that you may convey your voting instructions to the Trustee. In order to direct the voting of the proportion of shares allocable to your account, you must complete, sign and date the enclosed Vote Authorization Form and return it in the accompanying postage-paid envelope. Your Vote Authorization Form must be received no later than April 10, 1997. Your vote will not be revealed to the Company.

         Your vote will be tallied and then the Trustee will vote the shares held in the 401(k) Plan based on the voting instructions it has received from participants. The Trustee will vote all shares for which it has received no instructions in the same proportion as the shares for which it has received instructions, so long as such vote is in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended.




                                       The Board of Directors

   ROOSEVELT SAVINGS BANK
 SALARY REDUCTION PLAN IN
   RSI RETIREMENT TRUST

  VOTE AUTHORIZATION FORM

I understand that my proportionate interest in the Employer Stock Fund ("Fund G") of the Roosevelt Savings Bank Salary Reduction Plan in RSI Retirement Trust is as stated above. I further understand that I have the right to direct Marine Midland Bank, the trustee (the "Trustee") of said Fund G, to vote my proportionate interest in said Fund G. I have been advised that my voting instructions are solicited on behalf of the Board of Directors of T R Financial Corp. for the 1997 Annual Meeting of Stockholders to be held on April 21, 1997 or any adjournment or postponement thereof.

     I hereby direct the Trustee to vote my shares as follows:
                                                Please mark your votes like this
                                                /X/     in blue or black ink

1. Election of Directors for a three-year term.     FOR ALL NOMINEES      WITHHOLD FOR ALL
   Nominees:  John M. Tsimbinos                   (except as otherwise      NOMINEES
              Edward J. Kowatch                     indicated)
              James E. Orr, Jr.
              Spiros J. Voutsinas                      / /                      / /


--------------------------------------------------------------------------------
   INSTRUCTION: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee's name in the space provided below:



2. Ratification of the Appointment of KPMG           FOR                AGAINST             ABSTAIN
   Peat Marwick LLP as independent auditors
   for the Company.                                  / /                 / /                / /
---------------------------------------------------------------------------------------------------


3. Approval of the Amended and Restated             FOR                AGAINST             ABSTAIN
   T R Financial Corp. 1993 Incentive Stock
   Option Plan.                                     / /                 / /                / /
--------------------------------------------------------------------------------------------------


4. Approval of the Roosevelt Savings Bank           FOR               AGAINST              ABSTAIN
   Performance Compensation Plan.                   / /                 / /                / /
--------------------------------------------------------------------------------------------------

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
       "FOR ALL NOMINEES" IN PROPOSAL 1 AND "FOR" IN PROPOSALS 2, 3 AND 4.

The Trustee of Fund G, Marine Midland Bank, is hereby authorized to vote my proportionate interest in Fund G as indicated above. If I do not return this form, or if I sign this form without indicating specific instructions, shares represented by my interest in said Fund G will be voted in proportion to the manner in which other participants have voted their interests, subject to the Trustee's determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. I understand that my voting instructions will be confidential.

_____________________              ___________________________________________
Date                               Signature

PLEASE COMPLETE, SIGN, DATE AND SUBMIT THIS FORM TO MARINE MIDLAND BANK, PO BOX 4216, BUFFALO, NEW YORK 14240-9811, IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE. YOUR VOTE AUTHORIZATION FORM MUST BE RECEIVED NO LATER THAN APRIL 10, 1997.